EXHIBIT 10.1

                                                              September 16, 1997


Hi-Lo Auto Supply, L.P.
2575 W. Bellfort
Houston, Texas 77054

Gentlemen:

Reference is made to (i) the Financing Agreement between us dated October 23, 1996, as amended, including but not limited to the amendment letters between us dated December 20, 1996 (herein the "Financing Agreement") and (ii) the various letter agreements between us granting to the Company additional time to satisfy the Condition Precedent set forth in Section 2, paragraph v), subparagraph i) relating to the Blocked Account Agreements required by the Agent (herein the "Waiver Letters"). Capitalized terms used herein shall have the meanings ascribed to them in the Financing Agreement unless otherwise specifically defined herein.

Pursuant to the mutual understanding of the undersigned parties, the Financing Agreement is hereby amended as follows:

      1.) The definition of "Availability Reserve" appearing in Section 1 of the Financing Agreement is hereby amended as follows: (i) by deleting clause
      (c) at the end of such definition and deleting the word ";and" immediately preceding (c) and adding a period in lieu thereof.

      2.) The definition of "Eligible Accounts Receivable" appearing in Section 1 of the Financing Agreement is hereby amended by deleting clause (c) at the end of such definition and by deleting the word ", and" immediately preceding (c) and adding a period in lieu thereof.

      3.) The definition of "Eligible Inventory" appearing in Section 1 of the Financing Agreement is hereby amended by a) deleting clause viii) at the end of such definition, b) adding the Standard Reserve Component and c) deleting the word "and" immediately preceding clause viii) and substituting a period in lieu thereof.

      4.) Section 7, paragraph 10(B) of the Financing Agreement is hereby amended by deleting the two full paragraphs at the end of such paragraph 10(B) commencing with the language "Within 30 days after the Agent's receipt of the Company's Consolidated Financial Statements" through the end of the last line in such paragraph 10 (B).

      5.) The Company has advised the Agent and the Lenders that it has been unable to obtain Blocked Account Agreements with the sixteen banks where it has bank accounts, as listed on Exhibit A attached hereto, and, therefore, such sixteen

      Depository Accounts have not yet become Blocked Accounts.

      6.) The Company has advised the Agent that its Concentration Account shall be changed from NationsBank to Bank One, and therefore, the Company hereby confirms that it shall obtain fully executed amendments to i) the Blocked Account Agreements and ii) the credit card remittance letters providing for instructions to each bank and credit card company/clearing house to remit the collections to the new Concentration Account, such amendments to be delivered to the Agent no later than October 31, 1997 or such failure to deliver any of the foregoing on or before October 31, 1997 shall be deemed an Event of Default under the Financing Agreement.

Notwithstanding anything to the contrary contained in the Financing Agreement or the Waiver Letters, the undersigned parties hereby agree that with respect to such sixteen Depository Accounts listed on Exhibit A attached hereto, the requirements of Section 2, paragraph v), subparagraph i) of the Financing Agreement are hereby permanently waived provided, however, that upon any change to another bank, the Company shall then deliver to the Agent Blocked Account Agreements for the new Depository Accounts and provided further that, notwithstanding the foregoing, all collections must be remitted to the Concentration Account pursuant to paragraph 4 of Section 3 of the Financing Agreement.

No other change, amendment or waiver in the terms or conditions of the Financing Agreement is intended or implied. If the foregoing is in accordance with your understanding please so indicate by signing and returning the enclosed copy of this letter.

                                Very truly yours,

                                        THE CIT GROUP/BUSINESS CREDIT,
                                        INC., as Agent

                                        By:   /S/ DAN HUGHES
                                        Title: Vice President
Read and Agreed to:
HI-LO AUTO SUPPLY, L.P.

By:   /s/ GARY D. WALTHER
Title:    Vice President

Read and Confirmed:
FLEET CAPITAL CORP.

By:   /s/ BRUCE CLARK
Title:    Vice President

LASALLE NATIONAL BANK

By:   /s/ JOE FUDAZZ
Title:    Sr. Vice President

                                  EXHIBIT A



      STORE             CITY                 BANK
      -----             ----                 ----
      33                Alvin              First National Bank of Alvin
      37                Clute              Texas Gulf Bank
      39                New Caney          PrimeBank
      4                 Beaumont           Community Bank
      56                Bryan           First National Bank
      69                Slidell, L.A.      First National Bank of Commerce
      77                Houma, L.A.        Hibernia Bank
      108               Dickinson          CitizensStateBank
      109               League City        League City Bank Trust
      110               Orange             Prime Bank
      123               Crowley, L.A.   First Bank
      126               Jennings, L.A.     American Bank
      139               Pharr              First Valley Bank
      168               Del Rio            Del Rio Bank & Trust
      205               Elgin              Elgin Bank
      206               New Caney          Prime Bank

                                                                    EXHIBIT 11.1

                    HI-LO AUTOMOTIVE, INC. AND SUBSIDIARIES

                 SCHEDULE OF COMPUTATION OF EARNINGS PER SHARE
                       (IN THOUSANDS, EXCEPT SHARE DATA)


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

            COLUMN A                                              COLUMN B
----------------------------------------------------------------------------------------------------

                                                 THREE MONTHS ENDED           NINE MONTHS ENDED
                                                   SEPTEMBER 30,                SEPTEMBER 30,
                                                 -------------------          -----------------
                                                1997          1996           1997           1996
                                                ----          ----           ----           ----

AVERAGE COMMON SHARES OUTSTANDING .......    10,775,109     10,756,350     10,775,109     10,756,350
COMMON EQUIVALENT SHARES RESULTING FROM
  STOCK OPTIONS ISSUED ..................             0              0              0              0
                                            -----------   ------------    -----------   ------------
AVERAGE COMMON AND COMMON EQUIVALENT
  SHARES OUTSTANDING ....................    10,775,109     10,756,350     10,775,109     10,756,350

NET INCOME (LOSS) .......................   $     1,313   $    (51,659)   $     1,933   $    (51,905)
                                            ===========   ============    ===========   ============

EARNINGS PER COMMON SHARE:
  NET INCOME (LOSS) PER COMMON AND COMMON
  EQUIVALENT SHARE ......................   $      0.12   $      (4.80)   $      0.18   $      (4.83)
                                            ===========   ============    ===========   ============

      Earnings per share have been computed by dividing net income by the average number of common and common equivalent shares outstanding. Common equivalent shares outstanding were computed using the treasury stock method. The difference between shares for primary and fully diluted earnings per share was not significant in any period. On November 1, 1994, a note was issued that is convertible, effective November 1, 1996, into 93,859 shares of the Company's Common Stock. Since September 30, 1997, this note had no significant effect on earnings per share.